OPPENHEIMER    CALIFORNIA   MUNICIPAL   FUND,    OPPENHEIMER   CAPITAL
          APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Leon Levy, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

/s/ Leon Levy
-----------------------------------
Leon Levy

i:\powers\nyboard.reso




          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Donald W. Spiro, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

/s/ Donald W. Spiro
----------------------------
Donald W. Spiro

          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Robert G. Galli, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

/s/ Robert G. Galli
-----------------------------------
Robert G. Galli


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Benjamin Lipstein, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

/s/ Benjamin Lipstein
-----------------------------
Benjamin Lipstein


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Bridget A. Macaskill, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand as of this 3rd day of June, 1999.

/s/ Bridget A. Macaskill
------------------------------
Bridget A. Macaskill


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Elizabeth
         B. Moynihan, Trustee\Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand as of this 3rd day of June, 1999.

/s/ Elizabeth B. Moynihan
--------------------------------
Elizabeth B. Moynihan





          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Kenneth A. Randall, Trustee\Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

Kenneth A. Randall
---------------------------------
Kenneth A. Randall


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Edward V. Regan, Trustee\Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

Edward V. Regan
----------------------------
Edward V. Regan


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Russell J. Reynolds, Jr., Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

Russell S. Reynolds, Jr.
------------------------------
Russell S. Reynolds, Jr.


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Pauline Trigere, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set her hand as of this 3rd day of June, 1999.

Pauline Trigere
------------------------------
Pauline Trigere


          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Brian W. Wixted, Treasurer of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

/s/ Brian W. Wixted
-------------------------
Brian W. Wixted




          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER DISCOVERY FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MONEY MARKET FUND, INC., OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Clayton K. Yeutter, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 3rd day of June, 1999.

/s/ Clayton K. Yeutter
----------------------------
Clayton K. Yeutter

          OPPENHEIMER CALIFORNIA MUNICIPAL FUND, OPPENHEIMER CAPITAL APPRECIATION FUND, OPPENHEIMER CAPITAL PRESERVATION FUND, OPPENHEIMER CORE EQUITY FUND, OPPENHEIMER DEVELOPING MARKETS FUND, OPPENHEIMER ENTERPRISE FUND, OPPENHEIMER EUROPE FUND, OPPENHEIMER GLOBAL FUND, OPPENHEIMER GLOBAL GROWTH & INCOME FUND, OPPENHEIMER GOLD & SPECIAL MINERALS FUND, OPPENHEIMER GROWTH FUND, OPPENHEIMER INTERNATIONAL GROWTH FUND, OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND, OPPENHEIMER LARGE CAP GROWTH FUND, OPPENHEIMER LARGE CAP VALUE FUND, OPPENHEIMER MULTIPLE STRATEGIES FUND, OPPENHEIMER MULTI-SECTOR INCOME TRUST, OPPENHEIMER MULTI-STATE MUNICIPAL TRUST, OPPENHEIMER MUNICIPAL BOND FUND, OPPENHEIMER NEW YORK MUNICIPAL FUND, OPPENHEIMER SERIES FUND, INC., OPPENHEIMER TRINITY CORE FUND, OPPENHEIMER TRINITY GROWTH FUND, OPPENHEIMER TRINITY VALUE FUND, OPPENHEIMER U.S. GOVERNMENT TRUST, OPPENHEIMER WORLD BOND FUND

                                       UNANIMOUS WRITTEN CONSENT OF THE BOARDS

         The   undersigned,   constituting  the  entire  Board  of  Trustees  or
Directors, as applicable, of the above referenced funds (the "Funds"), do hereby consent in writing to the adoption and approval of the following resolutions:

         "RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, appointed the attorney-in-fact and agent of Clayton K. Yeutter, Trustee/Director of the Funds, with full power of substitution and resubstitution, to sign on the behalf of such officers of each of the Funds any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

         RESOLVED, that Andrew J. Donohue and Robert G. Zack be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Funds, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments to be conclusively evidenced thereby."

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of this 5th day of June, 1999.

Philip A. Griffiths
----------------------------
Phillip A. Griffiths